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Third Quarter 2011
Earnings Call

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Statements contained in this news release that are not purely historical are forward-
looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride’s expectations, hopes, beliefs and intentions with respect to future results.  Such statements are subject to the impact on Accuride’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride’s Securities and Exchange Commission filings, including those described in Item 1A of
Accuride’s Annual Report on Form 10-K for the fiscal year ended December 31,
2010. Any forward-looking statement reflects only Accuride’s belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements.  Except as required by law,
Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Forward Looking Statements

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Third Quarter 2011 Earnings
➢ Opening Comments
 • CEO Update
 • Industry Highlights
 • Plan Execution
➢ Financial Information
 • Second Quarter Results
 • 2011 Outlook
➢ Q&A
➢ Closing Comments

Rick Dauch
President & CEO
Greg Risch
Vice President &
Interim-CFO
Rick Dauch
Greg Risch

Rick Dauch

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3rd Quarter Highlights
• Strong customer volumes: Class 8, Trailer, Improving 5-7
• Aluminum Wheel Capacity qualified and on-line at Erie, Camden, AdM
• Gunite:
 • OE pricing negotiations are 95% complete
 • Daily production consistently improving
• Imperial and Brillion businesses generating positive EBITDA
• LEAN Mfg. principles being implemented at Wheels plants
• Fabco sold (cash proceeds of $30.7 million)
• Aluminum capacity at Erie launched 60-days behind schedule
• Gunite operational challenges continue:
 • Quality Issue
 • Customer Demand > Current Operational Capability

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Economic Indicators
Source: FTR Associates
• GDP trend growth is forecasted to
average 2 - 2.5% over the next decade
• The economy is expected to be more
manufacturing driven which will insulate
freight volumes
• Our recent discussions with
customers confirm the continued
recovery of the NA commercial truck
and trailer market

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Trucking Indicators
• Cass Freight Index Improving
 • September Expenditures rose 15% YOY
 • September Shipments rose 7.5% YOY
• Pulse of Commerce Flat Lined
 • Diesel fuel consumption declined .2% YOY in
  September

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Build Levels
• Class 8 production forecasts
 indicate continued upward
 momentum
• Recovery in the medium-duty
 segment of the market is 18
 months behind Class 8
• Trailer builds continue to increase

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Strategic Objectives
➢ #1-2 globally in wheel-end systems
➢ ROIC > 20% through a cycle
➢ >80% of products from CORE products
➢ Balanced geographical revenues:
 • 40% North America
 • 30% Asia
 • 20% Europe
 • 10% South America
➢ >95% retention of personnel
➢ Maximize ACW share price
Share
Price
Grow Globally
Create a Competitive
Cost Structure &
LEAN Operating Culture
Divest Non-Core Assets
Fix Core Business & Operations
Customer Centric, Technology Leadership
Ethical People, Selfless Leaders, Team Oriented
Accuride Vision: Accuride will be the premier supplier of wheel-end system solutions to the global commercial vehicle industry
Our
Focus

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Top Five Priorities
1. Strengthen Organization
2. Fix Gunite Business
3. Strengthen Steel Wheel Business
4. Grow Aluminum Wheel Business
5. Pursue Strategic Opportunities

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A New Senior Leadership Team
Rick Dauch
President & CEO
Greg Risch
VP, Interim CFO
Mary Blair
SVP, Supply Chain
Jim Maniatis
SVP, Human Resources
Chuck Byrnes
SVP, Sales & Marketing
Ken Sparks
SVP, Gunite & Brillion
Steve Martin
SVP, Chief Counsel
Scott Hazlett
SVP, Wheels
Dave Adams
SVP, CTO
Paul Clark
VP & General Manager, Imperial
*
*
* New position
New Hire
Same
Reassigned

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Project Timeline
Q3
Q4
Q1
Q2
Q3
Q4
2011
2012

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➢ We continue to execute on a series of strategic initiatives to focus on our core operations
➢ We are delaying International expansion activities until we fix our existing businesses

Acquired
Forgitron
Divested
Brillion Farm
Equipment
Additional
Actions
Pursue Strategic Opportunities
➢ Portland, TN plant #1 consolidation 90% complete
➢ 9 presses relocated to Decatur, TX from TN and WA
➢ TX operations grow from $35m/yr to >$100M/yr in 2012
➢ Driving Imperial Group to >10% EBITDA in 2012
➢ Transferring heavy duty wheel capacity from
 our London, ONT facility to our Monterrey,
 MX facility by 1Q12
➢ Negotiating with CAW in London
Divested
Bostrom
Seating
Divested
Fabco
Grow
Fix
Fix
Fix

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Summary Income Statement

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Segment Revenue

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Segment EBITDA

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Sales & Adjusted EBITDA

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Trade Working Capital

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Customer Receivables - Net

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Inventories - Net

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Accounts Payable

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Net Income to EBITDA Reconciliation

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Free Cash Flow

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Net Debt & Liquidity

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Summary Income Statement

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Full Year Guidance
Net Sales (1) $950.0 to $975.0
Adjusted EBITDA $85.0 to $90.0
EPS - Diluted (2) $(0.40)  to $(0.30)
Depreciation & Amortization  $49.0
Capital Expenditures  $63.0
Cash Interest Expense  $31.0
Excess Pension Contributions  $15.0
Trade Working Capital Use of Cash  $25.0
Free Cash Flow ($55.0) to ($50.0)
(1) Includes $24.3 million of sales from Discontinued Operations
(2) Includes $(0.33) in Q3 and $(0.02) in Q4 related to the Fabco sale and other non-cash charges

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• Focus on fixing our “core” assets:
 • Accuride Wheels, Gunite
 • Operational excellence - manufacturing & supply chain
• Make strategic investments:
 • Organizational skill set improvements
 • CAPEX - process capability, capacity footprint
 • Research & Development - future products
 • Opportunistic acquisitions
• 100% commitment to:
 • Fix what is not working today
 • Divest non-core assets
 • Expand globally to support our customers’ needs
 • Southern US and Mexico
 • Asia
 • South America
 • Europe
Summary

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